For the fiscal year ended (a) 8/31/00
File number (c) 811-4023

SUB-ITEM 77-0

  EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

Massachusetts Series

1.   Name of Issuer:
  Commonwealth of Puerto Rico

2.   Date of Purchase
  03/15/2000

3.   Number of Securities Purchased
  20,000

4.   Dollar Amount of Purchase
  $665,740

5.   Price Per Unit
       $33.287

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
  Goldman Sachs

7.   Other Members of the Underwriting Syndicate
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
Merrill Lynch & Co.
PaineWebber Incorporated
Prudential Securities Inc.
Raymond James & Associates,
Inc.
Salomon Smith Barney
Morgan Stanley Dean Witter
JP Morgan & Co.
Samuel A. Ramirez & Co., Inc.



For the fiscal year ended (a) 8/31/00
File number (c) 811-4023

SUB-ITEM 77-0

  EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

New Jersey Series

1.   Name of Issuer:
  Commonwealth of Puerto Rico

2.   Date of Purchase
  03/15/2000

3.   Number of Securities Purchased
  35,000

4.   Dollar Amount of Purchase
  $1,165,045

5.   Price Per Unit
       $33.287

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
  Goldman Sachs

7.   Other Members of the Underwriting Syndicate
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
Merrill Lynch & Co.
PaineWebber Incorporated
Prudential Securities Inc.
Raymond James & Associates,
Inc.
Salomon Smith Barney
Morgan Stanley Dean Witter
JP Morgan & Co.
Samuel A. Ramirez & Co., Inc.


For the fiscal year ended (a) 8/31/00
File number (c) 811-4023

SUB-ITEM 77-0

  EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

New York Series

1.   Name of Issuer:
  Metropolitan Transportation Authority NY

2.   Date of Purchase
  02/08/2000

3.   Number of Securities Purchased
  30,000

4.   Dollar Amount of Purchase
  $2,970,870

5.   Price Per Unit
       $99.029

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
  Merrill Lynch

7.   Other Members of the Underwriting Syndicate
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
Merrill Lynch & Co.
PaineWebber Incorporated
Prudential Securities Inc.
Dain Rauscher, Inc.
Salomon Smith Barney
Morgan Stanley Dean Witter
JP Morgan & Co.
Greenwich Partners, LLC
Lebenthal & Co., Inc.
First Albany Corporation
Ramirez & Co., Inc.
William E. Simon & Sons
Lehman Brothers
Roosevelt & Cross, Inc.


For the fiscal year ended (a) 8/31/00
File number (c) 811-4023

SUB-ITEM 77-0

  EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

New York Series

1.   Name of Issuer:
  New York Transitional Finance Authority

2.   Date of Purchase
  01/25/2000

3.   Number of Securities Purchased
  10,000

4.   Dollar Amount of Purchase
  $971,540

5.   Price Per Unit
       $97.154

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
  Bear Stearns

7.   Other Members of the Underwriting Syndicate
Bear, Stearns & Co. Inc.
Apex Pryor Securities
Goldman, Sachs & Co.
Roosevelt & Cross Incorporated
Merrill Lynch & Co.
Siebert Brandford Shank & Co.,
LLC
PaineWebber Incorporated
A.G. Edwards & Sons, Inc.
Prudential Securities Inc.
Fleet Securities, Inc.
Dain Rauscher, Inc.
CIBC Oppenheimer
Salomon Smith Barney
Ramirez & Co., Inc.
Morgan Stanley Dean Witter
William E. Simon & Sons
JP Morgan & Co.
Lehman Brothers
Advest, Inc.
David Lerner Associates, Inc.
Lebenthal & Co., Inc.
M.R. Beal & Company
First Albany Corporation



For the fiscal year ended (a) 8/31/00
File number (c) 811-4023

SUB-ITEM 77-0

  EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

New York Series

1.   Name of Issuer:
  Commonwealth of Puerto Rico

2.   Date of Purchase
  03/15/2000

3.   Number of Securities Purchased
  37,450

4.   Dollar Amount of Purchase
  $1,246,598

5.   Price Per Unit
       $33.287

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
  Goldman Sachs

7.   Other Members of the Underwriting Syndicate
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
Merrill Lynch & Co.
PaineWebber Incorporated
Prudential Securities Inc.
Raymond James & Associates,
Inc.
Salomon Smith Barney
Morgan Stanley Dean Witter
JP Morgan & Co.
Samuel A. Ramirez & Co., Inc.


For the fiscal year ended (a) 8/31/00
File number (c) 811-4023

SUB-ITEM 77-0

  EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

Florida Series

1.   Name of Issuer:
  New York City General Obligation Bonds

2.   Date of Purchase
  05/09/2000

3.   Number of Securities Purchased
  10,000

4.   Dollar Amount of Purchase
  $970,310

5.   Price Per Unit
       $97.031

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
  J.P. MOrgan

7.   Other Members of the Underwriting Syndicate
Bear, Stearns & Co. Inc.
Apex Pryor Securities
Goldman, Sachs & Co.
First Albany Corporation
Merrill Lynch & Co.
M.R. Beal & Company
PaineWebber Incorporated
Fleet Securities, Inc.
Prudential Securities Inc.
CIBC World Markets
Dain Rauscher, Inc.
Ramirez & Co., Inc.
Salomon Smith Barney
William E. Simon & Sons
Morgan Stanley Dean Witter
Lehman Brothers
JP Morgan & Co.
Lebenthal & Co., Inc.
Advest, Inc.
Roosevelt & Cross Incorporated
Siebert Brandford Shank & Co.,
LLC



For the fiscal year ended (a) 8/31/00
File number (c) 811-4023

SUB-ITEM 77-0

  EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

Massachusetts Series

1.   Name of Issuer:
  Puerto Rico Highway and Transportation Authority

2.   Date of Purchase
  05/25/2000

3.   Number of Securities Purchased
  15,000

4.   Dollar Amount of Purchase
  $1,457,610

5.   Price Per Unit
       $97.174

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
  Smith Barney

7.   Other Members of the Underwriting Syndicate
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
Merrill Lynch & Co.
PaineWebber Incorporated
Prudential Securities Inc.
Samuel A. Ramirez & Co., Inc.
Salomon Smith Barney
Morgan Stanley Dean Witter
JP Morgan & Co.
Raymond James & Associates
Inc.


For the fiscal year ended (a) 8/31/00
File number (c) 811-4023

SUB-ITEM 77-0

  EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

New Jersey Series

1.   Name of Issuer:
  New Jersey Turnpike Authority

2.   Date of Purchase
  04/05/2000

3.   Number of Securities Purchased
  75,000

4.   Dollar Amount of Purchase
  $7,638,600

5.   Price Per Unit
       $101.848

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
  Salomon Smith Barney

7.   Other Members of the Underwriting Syndicate
	Salomon Smith Barney
	A.G. Edwards & Sons
	First Union Securities, Inc.
	Goldman, Sachs & Co.
	Merrill Lynch & Co.
	Prudential Securities
	Raymond James & Associates, Inc.
	Commerce Capital Markets, Inc.
	Fleet Securities, Inc.
	Greenwich Partners, LLC
	Ryan, Beck & Co.
	PaineWebber Incorporated
	Dain Rauscher, Inc.
	Gibraltar Securities
	Lehman Brothers
	M.R. Beal & Company
	Ramirez & Co., Inc.
	William E. Simon & Sons


For the fiscal year ended (a) 8/31/00
File number (c) 811-4023

SUB-ITEM 77-0

  EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

New York Series

1.   Name of Issuer:
  Long Island Power Authority

2.   Date of Purchase
  04/11/2000

3.   Number of Securities Purchased
  40,000

4.   Dollar Amount of Purchase
  $1,254,360

5.   Price Per Unit
       $31.359

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
  Bear Stearns

7.   Other Members of the Underwriting Syndicate
	Salomon Smith Barney			Advest, Inc.
	A.G. Edwards & Sons				Roosevelt & Cross, Inc.
	Goldman, Sachs & Co.			CIBC World Markets
	Merrill Lynch & Co.				J.P. Morgan & Co.
	Prudential Securities			Lebenthal & Co., Inc.
	Raymond James & Associates, Inc.	J.C. Bradford & Co.
	Fleet Securities, Inc.			ABN AMRO Inc.
	PaineWebber Incorporated			M.R. Beal & Company
	Dain Rauscher, Inc.				Ramirez & Co., Inc.
	William E. Simon & Sons			Lehman Brothers
	First Albany Corporation			Bear, Stearns & Co. Inc.
	David Lerner Associates, Inc.
	McDonald Investments, Inc.


For the fiscal year ended (a) 8/31/00
File number (c) 811-4023

SUB-ITEM 77-0

  EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

New York Series

1.   Name of Issuer:
  Long Island Power Authority

2.   Date of Purchase
  04/11/2000

3.   Number of Securities Purchased
  63,350

4.   Dollar Amount of Purchase
  $1,554,799

5.   Price Per Unit
       $24.543

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
  Bear Stearns

7.   Other Members of the Underwriting Syndicate
	Salomon Smith Barney			Advest, Inc.
	A.G. Edwards & Sons				Roosevelt & Cross, Inc.
	Goldman, Sachs & Co.			CIBC World Markets
	Merrill Lynch & Co.				J.P. Morgan & Co.
	Prudential Securities			Lebenthal & Co., Inc.
	Raymond James & Associates, Inc.	J.C. Bradford & Co.
	Fleet Securities, Inc.			ABN AMRO Inc.
	PaineWebber Incorporated			M.R. Beal & Company
	Dain Rauscher, Inc.				Ramirez & Co., Inc.
	William E. Simon & Sons			Lehman Brothers
	First Albany Corporation			Bear, Stearns & Co. Inc.
	David Lerner Associates, Inc.
	McDonald Investments, Inc.


For the fiscal year ended (a) 8/31/00
File number (c) 811-4023

SUB-ITEM 77-0

  EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

New York Series

1.   Name of Issuer:
  Long Island Power Authority

2.   Date of Purchase
  04/11/2000

3.   Number of Securities Purchased
  40,000

4.   Dollar Amount of Purchase
  $817,640

5.   Price Per Unit
       $20.441

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
  Bear Stearns

7.   Other Members of the Underwriting Syndicate
	Salomon Smith Barney			Advest, Inc.
	A.G. Edwards & Sons				Roosevelt & Cross, Inc.
	Goldman, Sachs & Co.			CIBC World Markets
	Merrill Lynch & Co.				J.P. Morgan & Co.
	Prudential Securities			Lebenthal & Co., Inc.
	Raymond James & Associates, Inc.	J.C. Bradford & Co.
	Fleet Securities, Inc.			ABN AMRO Inc.
	PaineWebber Incorporated			M.R. Beal & Company
	Dain Rauscher, Inc.				Ramirez & Co., Inc.
	William E. Simon & Sons			Lehman Brothers
	First Albany Corporation			Bear, Stearns & Co. Inc.
	David Lerner Associates, Inc.
	McDonald Investments, Inc.


For the fiscal year ended (a) 8/31/00
File number (c) 811-4023

SUB-ITEM 77-0

  EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

New York Series

1.   Name of Issuer:
  Long Island Power Authority

2.   Date of Purchase
  04/11/2000

3.   Number of Securities Purchased
  50,000

4.   Dollar Amount of Purchase
  $908,950

5.   Price Per Unit
       $18.179

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
  Bear Stearns

7.   Other Members of the Underwriting Syndicate
	Salomon Smith Barney			Advest, Inc.
	A.G. Edwards & Sons				Roosevelt & Cross, Inc.
	Goldman, Sachs & Co.			CIBC World Markets
	Merrill Lynch & Co.				J.P. Morgan & Co.
	Prudential Securities			Lebenthal & Co., Inc.
	Raymond James & Associates, Inc.	J.C. Bradford & Co.
	Fleet Securities, Inc.			ABN AMRO Inc.
	PaineWebber Incorporated			M.R. Beal & Company
	Dain Rauscher, Inc.				Ramirez & Co., Inc.
	William E. Simon & Sons			Lehman Brothers
	First Albany Corporation			Bear, Stearns & Co. Inc.
	David Lerner Associates, Inc.
	McDonald Investments, Inc.


For the fiscal year ended (a) 8/31/00
File number (c) 811-4023

SUB-ITEM 77-0

  EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

New York Series

1.   Name of Issuer:
  New York State Dorm Auth Mount Sinai Health Sys

2.   Date of Purchase
  04/25/2000

3.   Number of Securities Purchased
  64,400

4.   Dollar Amount of Purchase
  $6,295,744

5.   Price Per Unit
       $97.760

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
  Goldman Sachs

7.   Other Members of the Underwriting Syndicate
	Morgan Stanley Dean Witter		Advest, Inc.
	CIBC Oppenheimer				Salomon Smith Barney
	Goldman, Sachs & Co.			Lehman Brothers
	Merrill Lynch & Co.				J.P. Morgan & Co.
	Prudential Securities			Lebenthal & Co., Inc.
	Siebert Brandford Shank & Co. LLC	M.R. Beal & Company
	Cain Brothers & Company, LLC		Ramirez & Co., Inc.
	PaineWebber Incorporated			Bear, Stearns & Co. Inc.
	Dain Rauscher, Inc.
	William E. Simon & Sons
	First Albany Corporation


For the fiscal year ended (a) 8/31/00
File number (c) 811-4023

SUB-ITEM 77-0

  EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

New York Series

1.   Name of Issuer:
  New York State Dorm Auth Mount Sinai Health Sys

2.   Date of Purchase
  04/25/2000

3.   Number of Securities Purchased
  25,000

4.   Dollar Amount of Purchase
  $2,444,000

5.   Price Per Unit
       $97.760

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
  Goldman Sachs

7.   Other Members of the Underwriting Syndicate
	Morgan Stanley Dean Witter		Advest, Inc.
	CIBC Oppenheimer				Salomon Smith Barney
	Goldman, Sachs & Co.			Lehman Brothers
	Merrill Lynch & Co.				J.P. Morgan & Co.
	Prudential Securities			Lebenthal & Co., Inc.
	Siebert Brandford Shank & Co. LLC	M.R. Beal & Company
	Cain Brothers & Company, LLC		Ramirez & Co., Inc.
	PaineWebber Incorporated			Bear, Stearns & Co. Inc.
	Dain Rauscher, Inc.
	William E. Simon & Sons
	First Albany Corporation


For the fiscal year ended (a) 8/31/00
File number (c) 811-4023

SUB-ITEM 77-0

  EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

Ohio Series

1.   Name of Issuer:
  Puerto Rico Highway and Transportation Authority

2.   Date of Purchase
  05/25/2000

3.   Number of Securities Purchased
  15,000

4.   Dollar Amount of Purchase
  $1,457,610

5.   Price Per Unit
       $97.174

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
  Smith Barney

7.   Other Members of the Underwriting Syndicate
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
Merrill Lynch & Co.
PaineWebber Incorporated
Prudential Securities Inc.
Samuel A. Ramirez & Co., Inc.
Salomon Smith Barney
Morgan Stanley Dean Witter
JP Morgan & Co.
Raymond James & Associates
Inc.